UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-6453           95-2095071
          --------                    ------           ----------
          (State of Incorporation)    (Commission      (I.R.S. Employer
                                      File Number)     Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


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Section 5 - Corporate Governance and Management
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Item 5.02(b)    Departure of Principal Officer                                 3

Item 5.02(c)    Appointment of Principal Officer                               3

Signature                                                                      4

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NATIONAL SEMICONDUCTOR CORPORATION

Item 5.02(b)    Departure of Principal Officer

     Effective June 13, 2005, Robert E. DeBarr has been appointed to the office of Treasurer of the Company and no longer serves as the Company's Controller and principal accounting officer.

Item 5.02(c)    Appointment of Principal Officers

     Effective June 13, 2005, Jamie E. Samath was appointed Corporate Controller and principal accounting officer of the Company, replacing Robert E. DeBarr. Mr. Samath joined National in February 1991. He has held a number of positions in the Company's finance organization and served as Director of Finance for the Information Appliance Group from October 1999 to May 2001 and as Group Director of Finance, Central Technology and Manufacturing Group from May 2001 to June 2005. Mr. Samath is 34 years old. Mr. Samath serves at the pleasure of the Board of Directors. There is no family relationship between Mr. Samath and any of the Company's directors and executive officers and there are no transactions between Mr. Samath and the Company which the Company is required to report in which Mr. Samath has a direct or indirect material interest.

     The Company does not have a specific employment agreement with Mr. Samath, since as noted above he serves at the pleasure of the Board of Directors.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL SEMICONDUCTOR CORPORATION

Dated:  June 14, 2005                 //S// John M. Clark III
                                      --------------------------------
                                      John M. Clark III
                                      Senior Vice President
                                      Signing on behalf of the registrant